Supplement to the
Fidelity® MSCI Communication Services Index ETF, Fidelity® MSCI Consumer Discretionary Index ETF, Fidelity® MSCI Consumer Staples Index ETF, Fidelity® MSCI Energy Index ETF, Fidelity® MSCI Financials Index ETF, Fidelity® MSCI Health Care Index ETF, Fidelity® MSCI Industrials Index ETF, Fidelity® MSCI Information Technology Index ETF, Fidelity® MSCI Materials Index ETF, Fidelity® MSCI Real Estate Index ETF, and Fidelity® MSCI Utilities Index ETF
November 29, 2022
Prospectus

Amy Whitelaw no longer serves as a Portfolio Manager of the funds.
The following information replaces similar information for Fidelity® MSCI Real Estate Index ETF found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.
Jennifer Hsui (Portfolio Manager) has managed the fund since 2015.
Paul Whitehead (Portfolio Manager) has managed the fund since 2022.
EXT-PSTK-0223-113 1.9858004.113	February 22, 2023